UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HENNESSY CAPITAL ACQUISITION CORP. II

(Name of Registrant as Specified in its Charter)

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HENNESSY CAPITAL ACQUISITION CORP. II
700 Louisiana Street, Suite 900
Houston, Texas 77002

To the Stockholders of Hennessy Capital Acquisition Corp. II:

You are cordially invited to attend the 2016 annual meeting of stockholders (the “Annual Meeting”) of Hennessy Capital Acquisition Corp. II (the “Company”) to be held on Tuesday, December 20th, 2016 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 to consider and vote upon the following proposals:

1.	To elect three directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2018 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our Audit Committee of Withum Smith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2016; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND “FOR” THE RATIFICATION OF WITHUM SMITH+BROWN, PC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has fixed the close of business on November 15, 2016 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ Daniel J. Hennessy
Chairman and Chief Executive Officer

This proxy statement is dated November 22, 2016
and is being mailed with the form of proxy on or shortly after November 23, 2016.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

HENNESSY CAPITAL ACQUISITION CORP. II
700 Louisiana Street, Suite 900
Houston, Texas 77002

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 20, 2016

To the Stockholders of Hennessy Capital Acquisition Corp. II:

NOTICE IS HEREBY GIVEN that the 2016 annual meeting of stockholders (the “Annual Meeting”) of Hennessy Capital Acquisition Corp. II, a Delaware corporation (the “Company”), will be held on Tuesday, December 20th, 2016 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, to consider and vote upon the following proposals:

1.	To elect three directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2018 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our Audit Committee of Withum Smith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2016; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on November 15, 2016 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: http://www.cstproxy.com/hennessycapital/2016.

By Order of the Board,

/s/ Daniel J. Hennessy
Chairman and Chief Executive Officer

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HENNESSY CAPITAL ACQUISITION CORP. II
700 Louisiana Street, Suite 900

Houston, Texas 77002

PROXY STATEMENT

2016 ANNUAL MEETING OF STOCKHOLDERS
To be held on Tuesday, December 20th, 2016, at 10:00 a.m., local time at the offices of Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Hennessy Capital Acquisition Corp. II, a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Monday, December 20th, 2016 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about November 23, 2016.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Annual Meeting;

●	The Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended, as filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2016.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.	To elect three directors to serve as Class I directors on the Board until the 2018 annual meeting of stockholders or until their successors are elected and qualified; and

2.	To ratify the selection by our Audit Committee of Withum Smith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2016.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that stockholders vote “FOR” each nominee for Director and “FOR” the ratification of the selection of Withum as our independent registered public accounting firm.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $.0001 per share, as of the close of business on November 15, 2016 are entitled to vote at the Annual Meeting. As of the Record Date, there were 24,949,885 shares of our common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants. On November 15, 2016, there were 24,949,885 shares of the Company’s common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 12,474,943 shares of common stock must be present at the Annual Meeting to constitute a quorum.

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How many votes do I have?

Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.  If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.  If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Daniel J. Hennessy, our Chairman and Chief Executive Officer, and Nicholas Petruska, our Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Hennessy and Mr. Petruska to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

●	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

●	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

●	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	By telephone, fax, or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of accountants. At the Annual Meeting, your shares may only be voted by your brokerage firm for Proposal Two.

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Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposal One is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

What vote is required to ratify the selection by our Audit Committee of Withum as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 700 Louisiana Street, Suite 900, Houston, Texas 77002, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” all the director nominees and “FOR” the proposals being placed before our stockholders at the Annual Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who are the sponsors of the Company?

References throughout this proxy statement to our “sponsor” are to Hennessy Capital Partners II LLC, a Delaware limited liability company, an affiliate of Daniel J. Hennessy, our Chairman and Chief Executive Officer.

Who can help answer my questions?

You can contact our Chief Financial Officer, Nicholas Petruska at (713) 300-8242 or by sending a letter to Mr. Petruska at the offices of the Company at 700 Louisiana Street, Suite 900, Houston, Texas 77002 with any questions about the proposals described in this proxy statement or how to execute your vote.

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THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of Hennessy Capital Acquisition Corp. II as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Tuesday, December 20th, 2016, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, on Tuesday, December 20th, 2016, at 10:00 a.m., local time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

●	To elect three directors to serve as Class I directors on the Board until the 2018 annual meeting of stockholders or until their successors are elected and qualified; and

●	To ratify the selection by our Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2016.

Record Date, Voting and Quorum

Our Board fixed the close of business on November 15, 2016, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 24,949,885 shares of the Company’s common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

The holders of 12,474,943 shares of common stock entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of common stock entitled to vote in the election directors is required to elect directors.

The approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote of a majority of the common stock present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate the Chairman/Chief Executive Officer and Chief Financial Officer to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Hennessy and Mr. Petruska.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

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Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Director and “FOR” the ratification of the selection of Withum as our independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Financial Officer, Nicholas Petruska, at (713) 300-8242.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (Hennessy Capital Acquisition Corp. II, 700 Louisiana Street, Suite 900, Houston, Texas 77002) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of Hennessy Capital Acquisition Corp. II as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at Hennessy Capital Acquisition Corp. II, 700 Louisiana Street, Suite 900, Houston, Texas 77002. Our telephone number at such address is (713) 300-8242.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Daniel J. Hennessy	58	Chairman of the Board of Directors and Chief Executive Officer
Kevin Charlton	50	President, Chief Operating Officer and Director
Nicholas A. Petruska	30	Executive Vice President, Chief Financial Officer and Secretary
Bradley Bell	63	Director and Chairman of the Audit Committee
Richard Burns	63	Director
Peter Shea	65	Director and Chairman of the Compensation Committee
Thomas J. Sullivan	54	Director

Daniel J. Hennessy, our Chairman and Chief Executive Officer since May 2015, is also the Managing Partner of Hennessy Capital LLC, an alternative investment firm he established in 2013. From September 2013 to February 2015, Mr. Hennessy served as Chairman of the Board and Chief Executive Officer of Hennessy Capital Acquisition Corp., or Hennessy 1, which merged with School Bus Holdings Inc. in February 2015 and is now known as Blue Bird Corporation (NASDAQ: BLBD), and since February 2015, has served as its Vice Chairman. Mr. Hennessy serves as a Partner at Code Hennessy & Simmons LLC (n/k/a CHS Capital or “CHS”), a middle market private equity investment firm he co-founded in 1988. Over a 25 year period, CHS invested $2.8 billion in 395 operating companies with aggregate revenues of approximately $15 billion. Mr. Hennessy has served as Chairman of the Board and Director of CHS portfolio companies that manufacture and/or distribute a broad array of products, or provide services for, the industrial, infrastructure, energy and packaging sectors including Thermon Group Holdings (NYSE: THR), a designer and manufacturer of heat tracing systems focused on the external application of heat to pipes, tanks and instrumentation from April 2010 to May 2011, Dura-Line Holdings, a producer of high-density polyethylene conduit and pipes from January 2012 to September 2014, Penhall International, a provider of concrete cutting, breaking, excavation and highway grinding services, from July 2006 to November 2010, GSE Environmental, a supplier of geosynthetic liners and products, from May 2004 to December 2011, WNA, a designer and manufacturer of upscale plastic disposable tableware products, from 2002 to 2007 and Kranson Industries (n/k/a/ TricorBraun), a distributor of plastic and glass containers, from 1999 to 2004. In 2009, EDH Properties, LLC, a family real estate investment entity for which Mr. Hennessy was the managing member, filed a petition for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code. A plan of reorganization was confirmed by the court in 2010 and the lender received payment in full. Prior to forming CHS, Mr. Hennessy was employed by Citicorp from 1984 to 1988 as head of the Midwest Region for Citicorp Mezzanine Investments and Vice President and Team Leader with Citicorp Leveraged Capital Group. He began his career in 1981 in the oil and gas lending group at Continental Illinois National Bank (now Bank of America) where he was a Banking Officer. Mr. Hennessy holds a B.A. degree, magna cum laude, from Boston College and an M.B.A. from the University of Michigan Ross School of Business. Mr. Hennessy is well qualified to serve as director due to his experience in private equity and public and private company board governance, as well as his background in finance and his experience with Hennessy 1.

Kevin M. Charlton, our President and Chief Operating Officer since May 2015 and one of our directors since our initial public offering, is also is the Managing Partner of River Hollow Partners, a private equity firm he founded in July 2013 to focus on the lower mid-market. From October 2013 to February 2015, Mr. Charlton served as President, Chief Operating Officer and a member of the board of directors of Hennessy 1, which merged with School Bus Holdings Inc. in February 2015 and is now known as Blue Bird Corporation (NASDAQ: BLBD), and since from January 2014 to February 2015 as a director. Prior to that, from August 2009 to June 2013, Mr. Charlton was a Managing Director in the Principal Transactions Group of Macquarie Capital (USA) Inc., and led a team that oversaw its existing portfolio of North American investments. Prior to joining Macquarie Capital (USA) Inc. in August 2009, Mr. Charlton worked as Managing Director at Investcorp International, a mid-market private equity firm, from August 2002 to June 2009. Prior to joining Investcorp International in August 2002, he worked for JPMorgan Chase and McKinsey & Company and as a contractor in the Astrophysics Division at NASA Headquarters. Mr. Charlton has served on the boards of over 20 private and public companies and their subsidiaries in a variety of roles, with significant industrial experience in businesses such as FleetPride, a distributor of aftermarket heavy duty truck parts, Neptune Technologies, a manufacturer of water meters and metering systems, Synthetic Industries, a manufacturer of industrial fabrics, and Brek Manufacturing, an aerospace components manufacturer. Since January 2010 he has been a member of the Board of Directors of Spirit Realty Corporation (NYSE: SRC), a triple net real estate investment trust that went public in September 2012, where he is a member of the Compensation and Governance Committees. Since March 2014, Mr. Charlton has served on the board of The Addison Group, a privately-owned staffing business. Since August 2014, Mr. Charlton has served on the board of Dancing Deer Baking Company, a manufacturer of branded baked goods and a portfolio company of River Hollow Partners. Since March 2015, he has served as a member of the Board of Directors of Macro Energy, an advisory firm focused on high-efficiency lighting retrofits for commercial tenants and a portfolio company of River Hollow Partners. He received a Masters in Business Administration with honors from the Kellogg School of Management at Northwestern University in June 1995, a Masters of Science in Aerospace Engineering with Distinction from the University of Michigan in June 1990, and a Bachelors of Science in Engineering Cum Laude from Princeton University in June 1988. Mr. Charlton is well-qualified to serve as director due to his experience in private equity and public and private company governance, as well as his background in industrial business and his experience with Hennessy 1.

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Nicholas A. Petruska, our Executive Vice President, Chief Financial Officer and Secretary since May 2015, has served as Vice President of Hennessy Capital LLC, the managing member of our Sponsor, since November 2013, in which position he advised Hennessy 1, which merged with School Bus Holdings Inc. in February 2015 and is now known as Blue Bird Corporation (NASDAQ: BLBD), in connection with its initial public offering in January 2014. In addition, he worked closely with Hennessy 1’s CEO and COO on transaction origination and initial assessments of potential target companies and led the due diligence assessment and transaction execution for Hennessy 1’s business combination, which was consummated in February 2015. From July 2012 to July 2014, Mr. Petruska served as an associate at CHS Capital, a Chicago-based middle market private equity investment firm, where he evaluated leveraged buyouts and structured equity investments across multiple sectors and monitored certain portfolio companies of CHS. From January 2010 to July 2012, Mr. Petruska served as an investment banking analyst for Morgan Stanley (NYSE: MS) in the mergers and acquisitions and corporate finance groups with a focus on diversified industrials and consumer retail. He holds a B.S. degree, summa cum laude, from Miami University with majors in Finance and Decision Sciences.

Bradley Bell has served as one of our independent directors and the chairman of our audit committee since our initial public offering. From January 2014 to February 2015, Mr. Bell served as a director and chairman of the Audit Committee of Hennessy 1, which merged with School Bus Holdings Inc. in February 2015 and is now known as Blue Bird Corporation (NASDAQ: BLBD). Since October 2014, Mr. Bell has served as a director of MPM Holdings, Inc., a global manufacturer of silicones, quartz, and ceramics, where he has been Non-Executive Chair since December 2014. Since July 2015, Mr. Bell has served as a director and Chairman of the Audit Committee of The Chemours Company LLC (NYSE: CC), a chemical solutions company. From 2001 through 2015, he served as a director of IDEX Corporation (NYSE:IEX), a global industrial company with key growth platforms in Fluid Metering Technology and Health & Science Technology segments, where he chaired the Nominating and Corporate Governance Committee and served on the Compensation Committee. From 2003 to July 2015, he served as a director of Compass Minerals Corporation (NYSE:CMP), an international mining company with operations in salt and specialty fertilizers, where he was chair of the Compensation Committee since May 2010, a member of the Nominating and Corporate Governance Committee from May 2009 until May 2015 and a member of the Audit Committee since May 2012. From 2009 to 2015, he served as a director and Chairman of the Audit Committee of Coskata Company, a pre-revenue biomass startup with proprietary technology for the production of fuels and chemicals utilizing anaerobic microorganisms. From November 2003 to December 2010, Mr. Bell served as Executive Vice President of Nalco Corporation, an industrial water treatment and energy services company. Mr. Bell has over 30 years combined experience as an executive in the technology and manufacturing industries, including positions at Rohm and Haas Company, Whirlpool Corporation and Bundy Corporation. Through his experience, Mr. Bell has developed financial expertise and experience in mergers and acquisitions, private equity and capital markets transactions. He has held directorships at publicly traded companies for over 25 years, during which he chaired governance, audit and compensation committees. Through his executive experience and board memberships, Mr. Bell has acquired training and experience in corporate governance and executive compensation. Mr. Bell received a bachelor of science degree in finance with high honors from the University of Illinois and a master of business administration degree with distinction from Harvard University. Mr. Bell is well qualified to serve as director due to his experience in public and private company governance and accounting, including his service on audit, nominating and corporate governance and compensation committees, including his experience with Hennessy 1.

Richard Burns has served as one of our independent directors since our initial public offering. From January 2014 to February 2015, Mr. Burns served as a director of Hennessy 1, which merged with School Bus Holdings Inc. in February 2015 and is now known as Blue Bird Corporation (NASDAQ: BLBD). He also serves as a Senior Advisor to McKinsey & Company, consulting with telecom service providers, suppliers, and private equity investors, and has done so since April 2008. Mr. Burns also serves on the boards of GeorgiasOwn Credit Union, a consumer retail financial services firm, since 2002 and Unison Site Management, a cell site management firm, since March 2010. Mr. Burns has over 35 years of combined executive experience in telecommunications, including landline, broadband and wireless networks. He served as an officer of BellSouth from 2002 to 2006, holding a number of positions including Chief Integration Officer for Broadband Transformation, President of Bellsouth Broadband and Internet Services, and Chief Supply Chain Officer. He also served as an officer of AT&T from December 2006 to March 2008, as President of AT&T’s Wireless Network. Through his experience, Mr. Burns has developed expertise in operations, mergers, financial management, and private equity investment. Through his executive experience and board service Mr. Burns has acquired both experience and training in corporate governance, executive compensation, and finance. Mr. Burns received both his Bachelor and Master’s Degrees in Engineering from the University of Louisville, and an MBA from Vanderbilt University with Honors. Mr. Burns is well qualified to serve as a director due to his executive experience in large public companies, as well as his board experience in privately held firms and Hennessy 1.

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Peter Shea has served as one of our independent directors and the chairman of our compensation committee since our initial public offering. From January 2014 to February 2015, Mr. Shea served as a director and chairman of the Compensation Committee of Hennessy 1, which merged with School Bus Holdings Inc. in February 2015 and is now known as Blue Bird Corporation (NASDAQ: BLBD). Since January 2010, Mr. Shea has been a private equity advisor and an independent director for various companies. He has served as an operating partner of Snow Phipps Group, a private equity firm, since April 2013 and as an operating advisor for OMERS Private Equity (the private equity division of the Ontario Municipal Employees Retirement System) since November 2011. He has been a director of Viskase Companies, a supplier of cellulose and fibrous casings, from October 2006 to the present, where he is currently Chairman of the Audit Committee and previously served as chairman of the Compensation Committee. He has been a director of CVR Partners LP (NYSE: UAN), a nitrogen fertilizer producer, since May 2014 where he is currently the Chairman of the Environmental, Health and Safety Committee and a member of the Audit Committee. Mr. Shea also serves as chairman of the board of directors of Voltari Corporation (NASDAQ: VLTC), a commercial real estate company, since September 2015. Mr. Shea has served as Chairman of the Board of Directors of FeraDyne Outdoors LLC, a manufacturer of hunting and fishing accessories, since May 2014. Since November 2014, he has served as Chairman of Teasedale Foods, a processor of Hispanic foods. Mr. Shea has served as a Director of Trump Entertainment Resorts LLP since January 2016 where he is a member of the Audit Committee. He served as a director of Give and Go Prepared Foods, a bakery manufacturer, from January 2012 until July 2016. He was a Director of CTI Foods, a processor of protein and soup products for quick serve restaurant chains from May 2010 to July 2013. Mr. Shea was President of Icahn Enterprises (NYSE: IEP) from October 2006 to June 2009 and during the same period led Portfolio Company Operations for Icahn Associates, Carl Icahn’s private portfolio. He previously served as a director of Sitel Worldwide Corporation, a customer solutions provider, from October 2011 until September 2015. Mr. Shea served as a director of each of the following companies from October 2006 to May 2009: XO Holdings, a telecommunications services provider, American Railcar, a manufacturer of covered hopper and tank railcars, WestPoint International, a home textiles manufacturer and PSC Metals, a national operator of scrap yards. From 2002 to 2006 Mr. Shea was an independent consultant to various companies, an advisor to private equity firms and a director of Sabert Company, a packaging company. Mr. Shea has also served as a director, Chairman, Executive Chairman, Chief Executive Officer, President or Managing Director of a variety of companies including H.J. Heinz Company in Europe, a manufacturer and marketer of a broad line of food products across the globe, John Morrell & Company, Specialty Meats Company, each an international meat processing firm, Grupo Polymer United in Latin America, a plastics manufacturer, Roncadin GmbH, a food processor operating across Europe, Premium Standard Farms, New Energy Company of Indiana and United Brands Company where he was Head of Global Corporate Development. He has an MBA from the University of Southern California and a BBA from Iona College. Mr. Shea is well qualified to serve as a director due to his experience in public and private company governance and private equity, including his service on numerous corporate boards and on audit and compensation committees, including his experience with Hennessy 1.

Thomas J. Sullivan has served as one of our independent directors since our initial public offering. Since July 2016, he has served as a partner of Standard General LP, a New York-based investment firm that manages event-driven opportunity funds. Mr. Sullivan has served as a director of Media General (NYSE: MEG), a multimedia company, since November 2013. Prior to the merger of Media General and New Young Broadcasting Holding Co. (“Young”), Mr. Sullivan was a member of the Board of Directors, as well as of the Audit, Compensation and Nominating Committees, of Young from January 2009 until November 2013. Mr. Sullivan held the position of Executive Chairman of Young from June 2012 until November 2013 and served as Senior Vice President, Finance and Chief Financial Officer in 2012. Until January 31, 2016, Mr. Sullivan served as a director of American Apparel, Inc. (OTC: AAP), a manufacturer, distributor, and retailer of apparel products and designs, and served as Chair of the Nominating and Corporate Governance Committee and as a member of the Audit Committee. He has also served as a member of the advisory board of Millennium Custodial Trust since 2010 and a Trustee of Accredited Mortgage Loan REIT since 2009. Since 2009, Mr. Sullivan serves as the Managing Partner of Smallwood Partners, LLC, a financial advisory services firm. Mr. Sullivan’s previous experience also includes serving as a Managing Director with Investcorp International, Inc., an international middle market private equity firm. Mr. Sullivan has served on numerous boards for 20 years and has broad leadership, operational and financial restructuring experience as well as experience in the fields of private equity and capital markets. Mr. Sullivan holds a B.B.S. from Villanova University. Mr. Sullivan is well qualified to serve as a director due to his experience as a public company director and in the private equity sector.

Corporate Governance

Number and Terms of Office of Officers and Directors

Our board of directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The term of office of our Class I directors, consisting of Messrs. Shea, Burns and Sullivan, will expire at this Annual Meeting. The term of office of our Class II directors, consisting of Messrs. Hennessy, Charlton and Bell, will expire at the second annual meeting of stockholders.

Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the board of directors.

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Committee Membership, Meetings and Attendance

We currently have the following standing committees: the Audit Committee and the Compensation Committee. Each of the standing committees of the Board of Directors is comprised entirely of independent directors.

During the fiscal year ended December 31, 2015:

●	the Board held two meetings and otherwise acted by unanimous written consent in lieu of a meeting;

●	two meetings of the Audit Committee were held; and

●	no meetings of the Compensation Committee was held.

Each of our incumbent directors attended or participated in at least 75% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director was a director during fiscal year ended December 31, 2015.

We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the first annual meeting of stockholders of the Company.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules. In addition, our Board adopted a written charter for the Audit Committee. A copy of the Audit Committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, 700 Louisiana Street, Suite 900, Houston, Texas 77002.

Messrs. Bell, Burns, Shea and Sullivan serve as members of our audit committee. Mr. Bell serves as chairman of the audit committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent. Messrs. Bell, Burns, Shea and Sullivan are independent.

Each member of the audit committee is financially literate and our board of directors has determined that Mr. Bell qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

➤	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

➤	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

➤	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

➤	setting clear hiring policies for employees or former employees of the independent auditors;

➤	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

➤	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

➤	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

➤	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

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Compensation Committee

The members of our compensation committee are Messrs. Shea, Bell, Burns and Sullivan. Mr. Shea serves as Chairman of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

➤	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

➤	reviewing and approving the compensation of all of our other executive officers;

➤	reviewing our executive compensation policies and plans;

➤	implementing and administering our incentive compensation equity-based remuneration plans;

➤	assisting management in complying with our proxy statement and annual report disclosure requirements;

➤	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

➤	producing a report on executive compensation to be included in our annual proxy statement; and

➤	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Other than the $10,000 per month administrative fee payable to an affiliate of our sponsor and the monthly payments and a fee upon the successful completion of our initial business combination to Mr. Petruska, no other compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

A copy of the Compensation Committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, 700 Louisiana Street, Suite 900, Houston, Texas 77002.

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Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules, which will be chaired by Mr. Burns. In accordance with Rule 5605(e)(2) of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Bell, Shea, Burns and Sullivan. In accordance with Rule 5605(e)(1)(A) of the NASDAQ rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Audit Committee Report*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors
Bradley Bell

Richard Burns

Peter Shea

Thomas J. Sullivan

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time.

Currently, our Chief Executive Officer is also our Chairman. The Board believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for our company. In making this determination, the Board considered, among other matters, Mr. Hennessy’s experience in leading businesses, including another blank check company, and believes that his experience and knowledge allow him to serve as both Chairman and Chief Executive Officer. In addition, the Board believes that such structure promotes clearer leadership and direction for the Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.

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The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2015 there were no delinquent filers.

Code of Ethics

We have adopted a code of ethics that applies to our officers and directors. We have filed copies of our code of ethics, our audit committee charter and our compensation committee charter as exhibits to our registration statement in connection with our initial public offering. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request to us.

Executive Compensation

We paid Mr. Petruska, our Chief Financial Officer, $11,650 per month for his services during the first 12 months following our initial public offering (until July 28, 2016). We are paying $8,300 per month to Mr. Petruska thereafter (for a maximum of 12 additional months) and we will pay him $150,000 in cash upon the successful completion of our initial business combination. Commencing on July 22, 2015 through the earlier of consummation of our initial business combination and our liquidation, we have paid an affiliate of our sponsor a total of $10,000 per month for office space, utilities and secretarial support. Our sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined by our compensation committee.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 15, 2016 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of our common stock; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Hennessy Capital Partners II LLC (our sponsor)	4,549,977	18.2%
Daniel J. Hennessy(2)	4,549,977	18.2%
Kevin J. Charlton	200,000	*
Nicholas A. Petruska	35,000	*
Bradley Bell(3)	50,000	*
Richard Burns	50,000	*
Peter Shea	50,000	*
Thomas J. Sullivan	50,000	*
Glazer Capital, LLC (4)	1,851,116	7.4%
All directors and executive officers as a group (7 individuals)	4,984,977	20. 0%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 700 Louisiana Street, Suite 900, Houston, Texas 77002.
(2)	These shares represent the founder shares held by our sponsor. Daniel J. Hennessy, our Chairman and Chief Executive Officer, is the sole managing member of Hennessy Capital LLC, the sole managing member of our sponsor. Consequently, Mr. Hennessy may be deemed the beneficial owner of the founder shares held by our sponsor and has sole voting and dispositive control over such securities. Mr. Hennessy disclaims beneficial ownership over any securities owned by our sponsor in which he does not have any pecuniary interest.
(3)	Shares are held through The Bradley J. Bell Trust, of which Mr. Bell is trustee and over which he has voting and dispositive control.
(4)	According to a Schedule 13G filed on February 26, 2016 by Glazer Capital, LLC and Paul J. Glazer, Glazer Capital, LLC and Paul J. Glazer share voting and dispositive power over 1,851,116 shares of common stock. The address of the reporting person is 250 West 55th Street, Suite 30A, New York, New York 10019.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In May 2015, our sponsor purchased 5,031,250 founder shares for an aggregate purchase price of $25,000, or approximately $0.005 per share. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20.0% of the outstanding shares upon completion of our initial public offering. In May 2015, our sponsor transferred 50,000 founder shares to each of Messrs. Bell, Sullivan, Burns and Shea, our independent director nominees, 35,000 to Mr. Petruska, our Executive Vice President, Chief Financial Officer and Secretary, 200,000 to Mr. Charlton, our President and Chief Operating Officer and 5,000 to Charles B. Lowrey II, an advisor to our company. The 5,031,250 shares held by the Company’s initial stockholders prior to the exercise of the over-allotment option included 656,250 shares subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full. Since the underwriters did not exercise the over-allotment option in full, the sponsor forfeited 41,273 of its founder shares, which were canceled by the Company.

Our sponsor purchased 15,080,756 private placement warrants for a purchase price of $0.50 per warrant, or $7,540,378 in the aggregate, in private placement transactions that occurred simultaneously with the closing of our initial public offering and the closing of the over-allotment option for our initial public offering. Each private placement warrant entitles the holder to purchase one-half of one share of our common stock at $5.75 per share. Warrants may be exercised only for a whole number of shares of common stock. The private placement warrants (including the common stock issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

If any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors will materially affect our ability to complete our business combination.

We have entered into an Administrative Services Agreement with Hennessy Capital LLC, an affiliate of our sponsor, pursuant to which we will pay a total of $10,000 per month for office space, utilities and secretarial support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. We also paid Mr. Petruska, our Chief Financial Officer, $11,650 per month for his services during the first 12 months following the consummation of our initial public offering (until July 28, 2016). We are paying Mr. Petruska $8,300 per month thereafter (for a maximum of 12 additional months) and $150,000 in cash upon the successful completion of our initial business combination.

Our sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Prior to our initial public offering, our sponsor provided an aggregate of $237,500 to us under an unsecured promissory note and in advances, to be used for a portion of the expenses of our initial public offering. These loans and advances were non-interest bearing, unsecured and were repaid upon the closing of our initial public offering.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,000,000 of such loans may be convertible into warrants of the post-business combination entity at a price of $0.50 per warrant at the option of the lender. The warrants would be identical to the private placement warrants. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

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We have entered into a registration rights agreement with respect to the founder shares and private placement warrants. The holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that we register such securities for sale under the Securities Act. In addition, these holders have “piggy-back” registration rights to include such securities in other registration statements filed by us and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We will bear the costs and expenses of filing any such registration statements.

Our Audit Committee must review and approve any related person transaction we propose to enter into in which the amount involved exceeds $120,000. Our audit committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders. A summary of such policies and procedures is set forth below.

Any potential related party transaction that is brought to the audit committee’s attention will be analyzed by the audit committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the audit committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

●	whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

●	whether there are business reasons for us to enter into the transaction;

●	whether the transaction would impair the independence of an outside director;

●

whether the transaction would present an improper conflict of interest for any director or executive officer taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director's, executive officer's or related party's interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant; and

●	any pre-existing contractual obligations.

Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from voting on the approval of the transaction, but may, if so requested by the Chairman of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

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PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

PROPOSAL ONE — ELECTION OF THREE CLASS I DIRECTORS

Our amended and restated certificate of incorporation provides for a Board of Directors classified into two classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of six directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Messrs. Shea, Burns and Sullivan are nominated for election at this Annual Meeting of stockholders, as directors in Class I, to hold office until the annual meeting of stockholders in 2018, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For biographies of each nominee to serve as a Class I directors, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

The three nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from any or all nominees.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees.

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PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the Audit Committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2016. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2016, our Audit Committee intends to reconsider the selection of Withum as our independent registered public accounting firm.

Withum has audited our financial statements for the fiscal year ended December 31, 2015. A representative of Withum is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from stockholders. The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees billed by Withum for professional services rendered for the audit of our annual financial statements and review of the financial information included in our Forms 10-Q for the respective periods for the year ended December 31, 2015 totaled approximately $39,000. The Company incurred approximately $37,500 related to audit services in connection with our initial public offering. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the year ended December 31, 2015, we did not pay Withum for consultations concerning financial accounting and reporting standards.

Tax Fees. We did not pay Withum for tax planning and tax advice for the year ended December 31, 2015.

All Other Fees. We did not pay Withum for other services for the year ended December 31, 2015.

Our Audit Committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our initial public offering. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our board of directors. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required

The ratification of the appointment of Withum requires the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Withum as our independent registered public accounting firm.

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OTHER MATTERS

Submission of Stockholder Proposals for the 2017 Annual Meeting

We anticipate that the 2017 annual meeting of stockholders will be held no later than December 31, 2017. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2017 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 700 Louisiana Street, Suite 900, Houston, Texas 77002, no later than July 25, 2017.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2017 Annual Meeting, assuming the meeting is held on or about December 20, 2017, notice of a nomination or proposal must be delivered to us no later than September 20, 2017 and no earlier than August 22, 2017. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 700 Louisiana Street, Suite 900, Houston, Texas 77002, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Hennessy Capital Acquisition Corp. II, 700 Louisiana Street, Suite 900, Houston, Texas 77002, Attn: Secretary.

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HENNESSY CAPITAL ACQUISITION CORP. II

Vote Your Proxy by mail:  Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☐

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES AND “FOR” PROPOSAL TWO.

1	To elect three Class I Directors to serve on the Company’s Board of Directors until the 2018 annual meeting of stockholders or until their successors are elected and qualified.

Election of Class I Directors: Peter Shea, Richard Burns and Thomas J. Sullivan

For All ☐	Withhold All ☐	For All Except* ☐

*	Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below.
____________________________

2	Ratification of the selection by the Audit Committee of Withum Smith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2016

For ☐	Against ☐	Abstain ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature	Date , 2016

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

HENNESSY CAPITAL ACQUISITION CORP. II
700 Louisiana Street, Suite 900

Houston, Texas 77002

December 20, 2016

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
HENNESSY CAPITAL ACQUISITION CORP. II

The undersigned hereby appoints Daniel J. Hennessy and Nicholas Petruska, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of Hennessy Capital Acquisition Corp. II (the “Company”) held of record by the undersigned at the close of business on November 15, 2016 at the Annual Meeting of Stockholders to be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York on December 20, 2016, at 10:00 a.m., local time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE AND FOR PROPOSAL TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)

HENNESSY CAPITAL ACQUISITION CORP. II

This Proxy Statement and the 2015 Annual Report on Form 10-K are available at:

http://www.cstproxy.com/hennessycapital/2016